SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

August 13, 2007
Date of Report (date of earliest event reported)

WAMU ASSET ACCEPTANCE CORP.
(Exact name of Registrant as specified in its charter)

Delaware	333-141255	20-2258610
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 SECOND AVENUE, WMC 3501A
SEATTLE, WASHINGTON 98101
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (206) 500-4418

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 6  ASSET-BACKED SECURITIES

Item 6.01.  ABS Informational and Computational Material.

ABS informational and computational material consisting of static pool information for the depositor and/or sponsor is provided on the following exhibits attached to this Form 8-K:

Exhibit Number	Description

99.1	Program: Washington Mutual Bank, as sponsor, or as successor-in-interest to Long Beach Mortgage Company, as sponsor of prior securitized pools of sub-prime residential mortgage loans for which Long Beach Securities Corp. or WaMu Asset Acceptance Corp. acted as depositor in a registered transaction

Original Characteristics of Prior Securitized Pools of Sub-Prime Loans (All Liens)

99.2	Program: Washington Mutual Bank, as sponsor, or as successor-in-interest to Long Beach Mortgage Company, as sponsor of prior securitized pools of sub-prime residential mortgage loans for which Long Beach Securities Corp. or WaMu Asset Acceptance Corp. acted as depositor in a registered transaction

Original Characteristics of Prior Securitized Pools of Sub-Prime Loans (Lien 1)

99.3	Program: Washington Mutual Bank, as sponsor, or as successor-in-interest to Long Beach Mortgage Company, as sponsor of prior securitized pools of sub-prime residential mortgage loans for which Long Beach Securities Corp. or WaMu Asset Acceptance Corp. acted as depositor in a registered transaction

Original Characteristics of Prior Securitized Pools of Sub-Prime Loans (Lien 2)

99.4	Program: Washington Mutual Bank, as sponsor, or as successor-in-interest to Long Beach Mortgage Company, as sponsor of prior securitized pools of sub-prime residential mortgage loans for which Long Beach Securities Corp. or WaMu Asset Acceptance Corp. acted as depositor in a registered transaction

Delinquency, Loss and Prepayment Information for Prior Securitized Pools for Sub-Prime Loans (All Liens)

99.5	Program: Washington Mutual Bank, as sponsor, or as successor-in-interest to Long Beach Mortgage Company, as sponsor of prior securitized pools of sub-prime residential mortgage loans for which Long Beach Securities Corp. or WaMu Asset Acceptance Corp. acted as depositor in a registered transaction

Delinquency, Loss and Prepayment Information for Prior Securitized Pools for Sub-Prime Loans (Lien 1)

99.6	Program: Washington Mutual Bank, as sponsor, or as successor-in-interest to Long Beach Mortgage Company, as sponsor of prior securitized pools of sub-prime residential mortgage loans for which Long Beach Securities Corp. or WaMu Asset Acceptance Corp. acted as depositor in a registered transaction

Delinquency, Loss and Prepayment Information for Prior Securitized Pools for Sub-Prime Loans (Lien 2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAMU ASSET ACCEPTANCE CORP.

Date: August 13, 2007	By:	/s/ David H. Zielke
	Name:	David H. Zielke
	Title:	First Vice President

EXHIBIT INDEX

Exhibit Number	Description

99.1	Program: Washington Mutual Bank, as sponsor, or as successor-in-interest to Long Beach Mortgage Company, as sponsor of prior securitized pools of sub-prime residential mortgage loans for which Long Beach Securities Corp. or WaMu Asset Acceptance Corp. acted as depositor in a registered transaction

Original Characteristics of Prior Securitized Pools of Sub-Prime Loans (All Liens)

99.2	Program: Washington Mutual Bank, as sponsor, or as successor-in-interest to Long Beach Mortgage Company, as sponsor of prior securitized pools of sub-prime residential mortgage loans for which Long Beach Securities Corp. or WaMu Asset Acceptance Corp. acted as depositor in a registered transaction

Original Characteristics of Prior Securitized Pools of Sub-Prime Loans (Lien 1)

99.3	Program: Washington Mutual Bank, as sponsor, or as successor-in-interest to Long Beach Mortgage Company, as sponsor of prior securitized pools of sub-prime residential mortgage loans for which Long Beach Securities Corp. or WaMu Asset Acceptance Corp. acted as depositor in a registered transaction

Original Characteristics of Prior Securitized Pools of Sub-Prime Loans (Lien 2)

99.4	Program: Washington Mutual Bank, as sponsor, or as successor-in-interest to Long Beach Mortgage Company, as sponsor of prior securitized pools of sub-prime residential mortgage loans for which Long Beach Securities Corp. or WaMu Asset Acceptance Corp. acted as depositor in a registered transaction

Delinquency, Loss and Prepayment Information for Prior Securitized Pools for Sub-Prime Loans (All Liens)

99.5	Program: Washington Mutual Bank, as sponsor, or as successor-in-interest to Long Beach Mortgage Company, as sponsor of prior securitized pools of sub-prime residential mortgage loans for which Long Beach Securities Corp. or WaMu Asset Acceptance Corp. acted as depositor in a registered transaction

Delinquency, Loss and Prepayment Information for Prior Securitized Pools for Sub-Prime Loans (Lien 1)

99.6	Program: Washington Mutual Bank, as sponsor, or as successor-in-interest to Long Beach Mortgage Company, as sponsor of prior securitized pools of sub-prime residential mortgage loans for which Long Beach Securities Corp. or WaMu Asset Acceptance Corp. acted as depositor in a registered transaction

Delinquency, Loss and Prepayment Information for Prior Securitized Pools for Sub-Prime Loans (Lien 2)